UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2018 (December 18, 2018)

New Senior Investment Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36499	80-0912734
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 45th Floor New York, New York		10105
(Address of principal executive offices)		(Zip code)

212-479-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of David Smith as Executive Vice President, Chief Financial Officer

In connection with the previously announced internalization of the management function of New Senior Investment Group Inc. (the “Company”), a special committee (the “Special Committee”) comprised solely of David H. Milner and Robert F. Savage, each of whom are independent and disinterested members of the Board of Directors of the Company, has appointed David Smith, age 37, as Executive Vice President, Chief Financial Officer of the Company, effective as of January 1, 2019.

Mr. Smith brings 15 years of REIT experience to the Company. Prior to his appointment as Chief Financial Officer, Mr. Smith served as a Managing Director in the Private Equity Group of Fortress, where he led financing and investor relations activities for the Company. Prior to joining Fortress, Mr. Smith held various finance, capital markets and investor relations roles at Ventas (NYSE: VTR) and Omega Healthcare Investors (NYSE: OHI), and began his career in the real estate investment banking group at A.G. Edwards.

Mr. Smith received a B.S. degree with honors in Finance from the University of Wisconsin - La Crosse.

There is no arrangement or understanding or family relationship between Mr. Smith and any other person pursuant to which he was appointed as an officer of the Company. Mr. Smith has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with his appointment, the Company entered into a customary indemnification agreement with Mr. Smith on December 18, 2018.

On December 18, 2018, Mr. Smith entered into an employment agreement with the Company, effective as of January 1, 2019. The employment agreement is subject to an initial three year term followed by successive one year renewal terms. The employment agreement provides that Mr. Smith will receive an annual base salary of $350,000 and a minimum cash bonus equal to $350,000 for 2019. Beginning in 2020, Mr. Smith will be eligible to participate in a discretionary annual cash bonus plan with a target bonus amount equal to 100% of his base salary, with potential payouts ranging from 50% to 150% of his base salary (provided that the threshold performance criteria established for such year have been achieved).

Pursuant to the employment agreement, Mr. Smith will receive a transition award under the Company’s Amended and Restated Nonqualified Stock Option and Incentive Award Plan (the “Plan”) with a $1,000,000 grant date value, 33.33% of which will be in the form of stock options and 66.67% in the form of restricted stock units. The transition awards will vest ratably over the three year period following the grant date, subject to Mr. Smith’s continued employment through the applicable vesting dates. Beginning in 2019, Mr. Smith will also be eligible to receive annual equity awards under the Plan with a target value equal to 100% of his base salary, 75% of which will be in the form of performance-based restricted stock or restricted stock units and 25% in the form of time-based restricted stock. The performance-based awards will vest based on the achievement of performance goals over a three year performance period, with potential payouts ranging from 50% to 150% of target (provided that the threshold performance criteria have been achieved), and the time-based awards will vest ratably over a three year period, in each case, subject to continued employment through the applicable vesting dates.

The employment agreement provides that if Mr. Smith’s employment is terminated by the Company without “cause” (including non-renewal of the employment agreement by the Company) or by Mr. Smith for “good reason” (each, a “Qualifying Termination”) other than on or within one year following a “change in control” (each as defined in the employment agreement) and Mr. Smith executes a release of claims in favor of the Company, then Mr. Smith will be entitled to receive the following payments and benefits: (i) a lump sum payment equal to the sum of his base salary and target bonus, (ii) a prorated portion of his target bonus for the year of termination (the “prorated bonus”) and (iii) a lump sum payment equal to the cost of 12 months of health, prescription drug, dental and vision coverage premiums less the portion of such premiums payable by active employees of the Company. In addition, Mr. Smith will be entitled to receive accelerated vesting of his outstanding equity awards as follows: (i) full vesting of any transition awards, (ii) with respect to any annual time-based awards which vest in annual or shorter installments, vesting in the portion of the award that would have otherwise vested during the year following the date of termination, (iii) with respect to any other annual time-based awards, vesting of a prorated portion of the award based on the period of time elapsed during the applicable vesting period and (iv) with respect to any annual performance-based awards, vesting based on actual achievement of applicable performance criteria as of the date of termination, prorated based on the period of time that has elapsed during the applicable performance period. If such termination occurs on or after the end of a given year but before the date that annual bonuses in respect of such year are paid, then Mr. Smith will receive the annual bonus he would have received if he had remained employed through the payment date (the “prior year bonus”).

The employment agreement further provides that upon a change in control, all outstanding performance-based awards will vest based on actual performance as of the date of the change in control, prorated based on the period of time that has elapsed during the performance period. In addition, if a Qualifying Termination occurs on or within one year after a change in control, then Mr. Smith will be entitled to receive: (i) a lump sum payment equal to two times the sum of his base salary and target bonus, (ii) the prorated bonus, (iii) a lump sum payment equal to the cost of 18 months of health, prescription drug, dental and vision coverage premiums less the portion of such premiums payable by active employees of the Company and (iv) the prior year bonus. In addition, Mr. Smith will be entitled to receive full vesting of any outstanding equity awards, provided that any outstanding performance-based awards granted on or after the change in control will vest at the greater of target and actual achievement as of the termination date.

The employment agreement also provides that Mr. Smith will be subject to certain non-competition and non-solicitation restrictions for 12 months following the termination of his employment for any reason.

Appointment of Bhairav Patel as Executive Vice President of Finance and Accounting

In connection with the previously announced internalization of the Company’s management function, the Special Committee has appointed Bhairav Patel as Executive Vice President of Finance and Accounting, effective as of January 1, 2019. In this role, Mr. Patel will continue to serve as the Company’s principal accounting officer.

All required information relating to Mr. Patel’s biography, work experience, family relationships and transactions with related persons was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2018 and such information is incorporated herein by reference.

On December 18, 2018, Mr. Patel entered into an employment agreement with the Company, effective as of January 1, 2019. The employment agreement is subject to an initial three year term followed by successive one year renewal terms. The employment agreement provides that Mr. Patel will receive an annual base salary of $325,000 and a minimum cash bonus equal to $325,000 for 2019. Mr. Patel will also receive a cash transition bonus equal to $50,000 on January 1, 2020, subject to his continued employment on such date. Beginning in 2020, Mr. Patel will be eligible to participate in a discretionary annual cash bonus plan with a target bonus amount equal to 100% of his base salary, with potential payouts ranging from 50% to 150% of his base salary (provided that the threshold performance criteria established for such year have been achieved).

Pursuant to the employment agreement, Mr. Patel will receive a transition award under the Plan with a $500,000 grant date value, 33.33% of which will be in the form of stock options and 66.67% in the form of restricted stock units. The transition awards will vest ratably over the three year period following the grant date, subject to Mr. Patel’s continued employment through the applicable vesting dates. Beginning in 2019, Mr. Patel will also be eligible to receive annual equity awards under the Plan with a target value equal to 100% of his base salary, 75% of which will be in the form of performance-based restricted stock or restricted stock units and 25% in the form of time-based restricted stock. The performance-based awards will vest based on the achievement of performance goals over a three year performance period, with potential payouts ranging from 50% to 150% of target (provided that the threshold performance criteria have been achieved), and the time-based awards will vest ratably over a three year period, in each case, subject to continued employment through the applicable vesting dates.

The employment agreement provides that if a Qualifying Termination occurs other than on or within one year following a change in control and Mr. Patel executes a release of claims in favor of the Company, then Mr. Patel will be entitled to receive the following payments and benefits: (i) a lump sum payment equal to the sum of his base salary and target bonus (and if such termination occurs prior to January 1, 2020, the cash transition bonus), (ii) the prorated bonus, (iii) a lump sum payment equal to the cost of 12 months of health, prescription drug, dental and vision coverage premiums less the portion of such premiums payable by active employees of the Company and (iv) to the extent no yet paid, the cash transition bonus. In addition, Mr. Patel will be entitled to receive accelerated vesting of his outstanding equity awards as follows: (i) full vesting of any transition awards, (ii) with respect to any annual time-based awards which vest in annual or shorter installments, vesting in the portion of the award that would have otherwise vested during the year following the date of termination, (iii) with respect to any other annual time-based awards, vesting of a prorated portion of the award based on the period of time elapsed during the applicable vesting period and (iv) with respect to any annual performance-based awards, vesting based on actual achievement of applicable performance criteria as of the date of termination, prorated based on the period of time that has elapsed during the applicable performance period. If such termination occurs on or after the end of a given year but before the date that annual bonuses in respect of such year are paid, then Mr. Patel will receive the prior year bonus.

The employment agreement further provides that upon a change in control, all outstanding performance-based awards will vest based on actual performance as of the date of the change in control, prorated based on the period of time that has elapsed during the performance period. In addition, if a Qualifying Termination occurs on or within one year after a change in control, then Mr. Patel will be entitled to receive: (i) a lump sum payment equal to two times the sum of his base salary and target bonus (and if such termination occurs prior to January 1, 2020, the cash transition bonus), (ii) the prorated bonus, (iii) a lump sum payment equal to the cost of 18 months of health, prescription drug, dental and vision coverage premiums less the portion of such premiums payable by active employees of the Company, (iv) to the extent no yet paid, the cash transition bonus and (v) the prior year bonus. In addition, Mr. Patel will be entitled to receive full vesting of any outstanding equity awards, provided that any outstanding performance-based awards granted on or after the change in control will vest at the greater of target and actual achievement as of the termination date.

The employment agreement also provides that Mr. Patel will be subject to certain non-competition and non-solicitation restrictions for 12 months following the termination of his employment for any reason. Mr. Patel will no longer serve as Interim Chief Financial Officer, effective as of January 1, 2019.

Item 8.01	Other Events.

On December 21, 2018, the Company issued a press release announcing the appointment of Mr. Smith and Mr. Patel. A copy of the press release is included as Exhibit 99.1 to this report and incorporated by reference herein.

Forward Looking Statements

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to the Company’s ability to successfully manage the transition to self-management and to retain its senior executives and directors pending consummation of the internalization. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of these and other risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports filed with the Securities and Exchange Commission, which are available on the Company’s website (www.newseniorinv.com). New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

Date: December 21, 2018	By:	/s/ Ivy Hernandez
Ivy Hernandez
Secretary